Exhibit 99.2

O-I Earnings Call Additional Information 3rd Quarter ended September 30, 2008

October 30, 2008 3Q 2008 Earnings Call Additional Information 1 • BCA Revolver availability is $745MM • Leverage Ratio is 1.9x (Total Debt to LTM Bank Credit Agreement EBITDA) • Interest Coverage Ratio is 5.2x (LTM Consolidated Segment Operating Profit to LTM Interest Expense) • 59% Variable / 41% Fixed • Weighted average cost of debt 7.3% • European Securitization Program extends through 2011, subject to annual backup line renewal Debt Maturity Schedule As of September 30, 2008 203 162 457 250 723 250 431 450 55 336 0 100 200 300 400 500 600 700 800 900 1000 08 09 10 11 12 13 14 15 16 17 18 Bank Debt Senior Notes Securitization Other Domestic & Intl Unsecured Notes 2.1 $ Bank Debt 0.8 Securitization 0.4 Other 0.2 Total Debt 3.5 Less Cash 0.4 Net Debt 3.1 $ $ Billions $ Millions

October 30, 2008 3Q 2008 Earnings Call Additional Information 2 Free Cash Flow 1 Free Cash flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2008 2007 $ Millions 2008 2007 78.6 $ 1,156.5 $ Net earnings 488.0 $ 1,359.4 $ - (1,080.9) Gain from discontinued operations (7.9) (1,074.7) 78.6 75.6 Earnings from continuing operations 480.1 284.7 Non-cash charges: 119.3 121.1 Depreciation and amortization 366.8 346.4 90.6 61.9 Restructuring and asset impairment 111.7 61.9 7.5 34.3 All other non-cash charges 18.0 65.0 Payments and other reconciling items: (36.7) (132.5) Asbestos-related payments (140.3) (226.2) 60.8 205.8 Change in components of working capital (227.0) (17.7) (15.9) (28.7) Change in non-current assets and liabilities (74.5) (43.6) 304.2 337.5 Cash provided by cont. operating activities 534.8 470.5 (109.5) (62.6) Additions to PP&E for continuing operations (238.5) (164.7) 194.7 $ 274.9 $ Free Cash Flow 1 296.3 $ 305.8 $ Nine months ended Sept. 30 Three months ended Sept. 30

October 30, 2008 3Q 2008 Earnings Call Additional Information 3 306 252 20 209 74 23 86 63 296 0 100 200 300 400 500 600 700 FCF 3Q YTD07 Consolidated Segment Operating Profit Depreciation & Amortization Change in Working Capital Capex Restructuring Payments Asbestos Related Payments Other Operating Items FCF 3Q YTD08 Free Cash Flow Nine Month Comparison 1 1 Other Operating CF is comprised of minority interest expense, current tax expense, net interest, other non-cash charges, and changes in other non-current assets / liabilities, less restructuring payments $ Millions

October 30, 2008 3Q 2008 Earnings Call Additional Information 4 Foreign Currency Exchange Rate Changes FX Translation Impact on Sales, Segment Operating Profit and EPS 2007 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q Sales 79 $ 92 $ 108 $ 171 $ 450 $ 186 $ 202 $ 82 $ Segment Operating Profit 8 11 8 25 52 35 32 13 Non-GAAP Segment EPS 0.03 0.02 0.03 0.11 0.19 0.14 0.14 0.06 compared to prior year 2008 EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 1Average exchange rate for the quarter 1 $1.26 Oct. 24 $0.62 Oct. 24

October 30, 2008 3Q 2008 Earnings Call Additional Information 5 Net Sales Reconciliation $ Millions 1H 3Q YTD 2007 segment sales 3,625 $ 1,913 $ 5,538 $ Sales volume (173) (146) (319) Price and product mix 273 149 422 Currency translation 388 82 470 Total reconciling items 488 85 573 2008 segment sales 4,113 1,998 6,111 Other sales 59 10 69 4,172 $ 2,008 $ 6,180 $

October 30, 2008 3Q 2008 Earnings Call Additional Information 6 Segment Operating Profit Reconciliation $ Millions 1H 3Q YTD 2007 Segment Operating Profit 508 $ 299 $ 807 $ Sales volume (42) (33) (75) Price and product mix 273 149 422 Manufacturing and delivery (152) (144) (296) Operating expenses (5) (1) (6) Currency translation 67 13 80 All other 64 4 68 Total reconciling items 205 (12) 193 2008 Segment Operating Profit 713 287 1,000 Retained corporate costs & other (1) (2) (3) Consolidated Operating Profit 712 $ 285 $ 997 $

October 30, 2008 3Q 2008 Earnings Call Additional Information 7 EPS Reconciliation 1H 3Q YTD 1.18 $ 0.78 $ 1.95 $ Sales volume (0.18) (0.14) (0.32) Price and product mix 1.17 0.65 1.82 Manufacturing and delivery (0.66) (0.63) (1.29) Operating expenses (0.02) - (0.02) Retained corporate costs & other 0.18 0.08 0.26 Currency translation 0.28 0.06 0.34 Net interest expense 0.17 0.09 0.26 Effective tax rate 0.21 0.01 0.22 Minority share owners' interest (0.06) - (0.06) Share count dilution (0.12) (0.01) (0.11) All other 0.28 0.01 0.29 Total reconciling items 1.25 0.12 1.39 2.43 $ 0.90 $ 3.34 $ 2007 Non-GAAP EPS 2008 Non-GAAP EPS 2 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. 2 EPS are calculated discretely for each period and quarterly amounts do not necessarily total the year-to-date amounts because of dilution and rounding. 1 1 2

October 30, 2008 3Q 2008 Earnings Call Additional Information 8 Reconciliation of GAAP to non-GAAP Items 3rd Quarter 2008 and 3rd Quarter 2007 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings 78.6 $ 0.46 $ 1,156.5 $ 6.86 $ Less earnings from discontinued operations (9.0) (0.05) Less gain on sale of discontinued operations (1,071.9) (6.36) Earnings from continuing operations 78.6 0.46 75.6 0.45 Charge for restructuring and asset impairment 79.7 0.47 55.0 0.33 Net benefit related to tax legislation and restructuring in Europe (4.6) (0.03) 153.7 $ $0.90 130.6 $ $0.78 170.1 168.7 Earnings from continuing operations exclusive of Note 1 items Diluted shares outstanding (millions) Sept. 30, 2008 Three Months Ended Three Months Ended Sept. 30, 2007 Excluding Note 1 items1: 1 Management considers Note 1 items not representative of ongoing operations

October 30, 2008 3Q 2008 Earnings Call Additional Information 9 Reconciliation of GAAP to non-GAAP Items Nine Months 2008 and Nine Months 2007 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings 488.0 $ 2.86 $ 1,359.4 $ 8.13 $ Less earnings from discontinued operations (2.8) (0.02) Less gain on sale of discontinued operations (7.9) (0.05) (1,071.9) (6.41) Earnings from continuing operations 480.1 2.81 284.7 1.70 Charge for restructuring and asset impairment 93.6 0.56 55.0 0.33 Net benefit related to tax legislation and restructuring in Europe (4.6) (0.03) Gain from recognition of foreign tax credits (13.5) (0.08) 569.1 $ $3.34 326.2 $ $1.95 170.5 167.2 Nine Months Ended Nine Months Ended Sept. 30, 2007 Excluding Note 1 items1: Earnings from continuing operations exclusive of Note 1 items Diluted shares outstanding (millions) Sept. 30, 2008 1 Management considers Note 1 items not representative of ongoing operations

October 30, 2008 3Q 2008 Earnings Call Additional Information 10 2007 Reportable Segment Results 1 Amounts by segment from Note 21 to the 2007 financial statements (pgs. 92-93 of Form 10K) are presented in this table on a quarterly basis for historical reference. $ Millions 1Q 2Q 3Q 4Q Total1 Net Sales Europe 728.4 $ 901.6 $ 825.2 $ 843.5 $ 3,298.7 $ North America 523.4 614.0 596.2 537.8 2,271.4 South America 203.2 231.0 253.0 283.4 970.6 Asia Pacific 212.5 210.5 239.4 271.9 934.3 Reportable segment totals 1,667.5 1,957.1 1,913.8 1,936.6 7,475.0 Other sales 16.5 39.9 14.6 20.7 91.7 Total 1,684.0 $ 1,997.0 $ 1,928.4 $ 1,957.3 $ 7,566.7 $ Segment Operating Profit Europe 74.8 $ 122.5 $ 106.5 $ 129.2 $ 433.0 $ North America 62.5 85.0 84.1 33.5 265.1 South America 48.0 58.4 66.1 82.4 254.9 Asia Pacific 24.7 32.2 42.6 54.5 154.0 Reportable segment totals 210.0 298.1 299.3 299.6 1,107.0 Retained corporate costs and other (27.0) (14.5) (21.4) (15.9) (78.8) Total 183.0 $ 283.6 $ 277.9 $ 283.7 $ 1,028.2 $ 2007